EXHIBIT 23 TO 2000 10-K





                       CONSENT OF INDEPENDENT ACCOUNTANTS



              We hereby consent to the incorporation by reference in the Registration Statement on Forms S-3 and S-9 (File No. 333-43404, 333-69633, and 333-86137) of Convergys Corporation of our report dated February 12, 2001 relating to the financial statements, which appears in this Annual Report on Form 10-K.



              /s/  Pricewaterhouse Coopers LLP


              PricewaterhouseCoopers LLP
              Cincinnati, Ohio
              March 7, 2001